EXHIBIT 99(B)

                                                              December 31, 2001

Carlson Capital, L.P.
2100 McKinney Avenue, Suite 1600
Dallas, Texas 75210

Dear Sirs:

     This letter sets forth the agreement of Carlson Capital, L.P., acting on behalf of the funds listed in Schedule "A" attached hereto (the "Purchasers"), and MDU Resources Group, Inc. (the "Company") regarding the purchase by the Purchasers from the Company of the Company's common stock (the "Common Stock") on the date hereof. The parties agree as follows:

1. This Agreement relates to the purchase by the Purchasers of an aggregate of 379,376 shares of the Company's Common Stock (the "Shares") for an aggregate purchase price of $10,000,000, which purchase is being settled by the parties on the date hereof.

2. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware. The Company has the requisite corporate power and authority to enter into and perform this Agreement and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action of the Company. This Agreement has been duly executed and delivered on behalf of the Company by a duly authorized officer.

3. The Shares to be issued under this Agreement have been duly authorized for issuance and sale by all necessary corporate action of the Company and, when issued and delivered in accordance with the terms hereof against payment of the consideration set forth herein, the Shares shall be validly issued, fully paid and nonassessable. The Shares will be issued pursuant to and in compliance with the resolutions, adopted August 15, 2001, of the Finance Committee of the Board of Directors of the Company, copies of which were previously delivered to the Purchasers.

4. The Company represents and warrants that (a) the Company has filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), a registration statement on Form S-3, Commission File Number 333-49472, which includes a prospectus forming a part thereof, as amended and supplemented (the "Prospectus"), (such registration statement, as amended and supplemented, shall be referred to hereinafter as the "Registration Statement"); (b) the Company has filed a prospectus supplement to the Registration Statement in connection with this transaction (the "Prospectus Supplement"); and (c) the Shares are registered under the Registration Statement. Copies of the Registration Statement and the Prospectus

     Supplement, as filed (and declared effective, if applicable) by the Commission, are annexed hereto as Exhibits A and B, respectively.

5. The Company will use its best efforts to list the Shares of Common Stock for trading on the New York Stock Exchange and the Pacific Exchange.

6. As of their respective dates, each of the documents incorporated by reference in the Registration Statement and the Prospectus (the "Commission Filings") complied in all material respects with the requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission promulgated thereunder, and, as of the date hereof, the Commission Filings, when read together with the other information in the Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

7. The Company will promptly notify the Purchasers of (a) any stop order or other suspension of the effectiveness of either or both of the Registration Statement and (b) the happening of any event as a result of which the prospectus included in the Registration Statement includes an untrue statement of a material fact or omits to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

8. Except as otherwise required by applicable law or regulation or requirements of the New York Stock Exchange or Pacific Exchange, the Company may not issue a press release or otherwise make a public statement or announcement with respect to the completion of the transaction contemplated hereby without the prior consent of the Purchasers, which shall not be unreasonably withheld.

9. The Company and the Purchasers will indemnify the other party(ies) as provided in Schedule "B" attached hereto. For purposes of said Schedule B, capitalized terms used therein without definition shall have the same meanings therein as are ascribed to said terms in this Agreement.

10. This Agreement shall be governed and construed in accordance with the substantive laws of the State of New York without giving effect to the conflicts of law principles thereunder. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

11. The Purchasers have the requisite power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement by the Purchasers and the consummation by them of the transactions contemplated hereby have been duly and validly authorized by all necessary action. This Agreement has been duly executed and delivered on behalf of the Purchasers by a duly authorized signatory.

12. Each of the Purchasers represents and warrants that it is not, and will not as a result of its purchase of the Shares be a "Related Party," as defined in Section 312 of the New York Stock Exchange's Listed Companies Manual.

13. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

14. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

     Delivery of an executed copy of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed copy of this Agreement and shall be effective and enforceable as the original.

         Please execute a copy of this letter which, when executed by the Purchasers, will constitute an Agreement between the Company and the Purchasers.

                           Very truly yours,

                           MDU RESOURCES GROUP, INC.



                           By:      /s/ Vernon A. Raile
                              ----------------------------------------
                           Name:    Vernon A. Raile
                           Title:   Vice President, Controller
                                    and Chief Accounting Officer

AGREED TO:

PURCHASERS:

CARLSON CAPITAL, L.P.

         On behalf of the funds listed in
         Schedule "A" attached hereto


By:      /s/Clint Carlson
         ---------------------------
         Authorized Signatory

                                  SCHEDULE "A"

                                   PURCHASERS



Carlson Capital, L.P., acting on behalf of the following funds:

                                              NUMBER OF SHARES     PURCHASE
           NAME OF FUND                       TO BE PURCHASED        PRICE
           ------------                       ---------------        -----

Black Diamond Offshore Ltd.                        45,117        $1,189,242.33
Double Black Diamond Offshore LDC                 234,265         6,175,008.44
Black Diamond Energy Offshore LDC                  37,934           999,905.11
Black Diamond Relative Value Offshore LDC          32,943           868,346.97
Black Diamond Capital I, Ltd.                      12,256           323,056.81
Worldwide Transactions Ltd.                        16,861           444,440.34

                       Total                      379,376       $10,000,000.00
                                                  =======       ==============

                                  SCHEDULE "B"

                            TERMS OF INDEMNIFICATION


(a)  INDEMNIFICATION BY THE COMPANY. The Company will indemnify and hold
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     harmless the Purchasers and each person, if any, who controls the Purchasers within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"); or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); from and against any losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable costs of defense and investigation and all attorneys' fees and expenses) to which the Purchasers and each person, if any, who controls the Purchasers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Registration Statement relating to Shares being sold to the Purchasers (including the prospectus dated November 17, 2000, the ("Prospectus"), the prospectus supplement dated December 31, 2001 (the "Prospectus Supplement"), which is a part of the Registration Statement), or any amendment or supplement to the Registration Statement, or (ii) the omission or alleged omission to state in the Registration Statement or any document incorporated by reference in the Registration Statement, a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, that insofar as such losses, claims, damages, liabilities, costs and expenses are caused by any such untrue statement or omission or alleged untrue statement or omission of material fact so made in reliance upon and in conformity with information furnished in writing to the Company by the Purchasers or on the Purchasers' behalf expressly for inclusion therein; and provided, further, that the Company shall not be liable to any indemnified party to the extent that any such loss, claim, damage, liability cost or expense resulted from the fact that the Purchasers sold Shares to a person to whom the Purchasers failed to send or give a copy of the Prospectus or the Prospectus Supplement (an "Indemnifiable Matter").

     The indemnifying party will reimburse the indemnified party and each such controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the indemnified party or the controlling person in investigating, defending against, or preparing to defend against any claim relating to the applicable Indemnifiable Matter.


(b)  INDEMNIFICATION BY PURCHASERS. The Purchasers agree to indemnify and hold
     -----------------------------
     harmless the Company, its officers, directors and agents and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Purchasers, but only with respect to information furnished in writing by the Purchasers or with the Purchasers' authorization on the Purchasers' behalf expressly for use in any registration statement or prospectus relating to the Shares, or any amendment or supplement thereto.

(c)  INDEMNIFICATION PROCEDURES. Promptly after a person receives notice of a
     --------------------------
     claim or the commencement of an action, suit or proceeding for which the person intends to seek indemnification under Paragraph (a), the person will notify the indemnifying party in writing of the claim or commencement of the action, suit or proceeding, but failure to notify the indemnifying party will not relieve the indemnifying party from liability under Paragraph (a), except to the extent the indemnifying party has been materially prejudiced by the failure to give notice. The indemnifying party will be entitled to participate in the defense of any claim, action, suit or proceeding as to which indemnification is being sought, or the indemnifying party may (but will not be required to) assume the defense against the claim, action, suit or proceeding with legal counsel chosen by the indemnifying party. After an indemnifying party notifies an indemnified party that the indemnifying party wishes to assume the defense of a claim, action, suit or proceeding the indemnifying party will not be liable for any legal or other expenses incurred by the indemnified party in connection with the defense against the claim, action, suit or proceeding, except that if, in the opinion of legal counsel to the indemnifying party, one or more of the indemnified parties should be separately represented in connection with a claim, action, suit or proceeding the indemnifying party will pay the reasonable fees and expenses of one separate counsel for the indemnified parties. Each indemnified party, as a condition precedent to receiving indemnification as provided in Paragraph (a), will, at the cost and expense of the indemnifying party, cooperate in all reasonable respects with the indemnifying party in the defense of the claim, action, suit or proceeding as to which indemnification is sought. No indemnifying party will be liable for any settlement of any claim, action, suit or proceeding effected without its prior written consent. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement of a pending or threatened claim, action or proceeding with respect which an indemnified party is, or is informed that it may be, made a party and for which it would be entitled to indemnification, unless the settlement includes an unconditional release of the indemnified party from all liability and claims which are the subject matter of the pending or threatened action other than financial obligations for which the indemnified party will be indemnified hereunder.

(d)  CONTRIBUTION. If for any reason the indemnification provided for in this
     ------------
     Agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss, claim, damage, liability, cost or expense referred to in Paragraph (a), each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party, as a result of the loss, claim, damage, liability, cost or expense (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and by the indemnified party, on the other hand, from the sale of stock which is the subject of the claim, action, suit or proceeding which resulted in the loss, claim, liability, cost or expense or (ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of stock, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss, claim, damage, liability, cost or expense as well as any other relevant equitable considerations.


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